================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THE FAILURE GROUP, INC.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            THE FAILURE GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 23, 1997

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The Failure Group, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, July 23, 1997, at 9:00 a.m., local time, at the Company's auditorium, located at 155 Jefferson Drive, Menlo Park, California 94025, for the following purposes:

  1. To approve an amendment to the Company's Bylaws to:

    (i)increase the number of directors to nine and

    (ii)eliminate the requirement for stockholder approval to change the authorized number of directors.

  2. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  3. To approve an amendment to the 1990 Stock Option and Rights Plan of the Company to increase by 450,000 the number of shares reserved for issuance thereunder.

  4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending January 2, 1998.

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on June 9, 1997 are entitled to notice of and to vote at the Annual Meeting.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                     BY THE ORDER OF THE BOARD OF DIRECTORS

                                     /s/ GAIL E. ALDRICH
                                     Gail E. Aldrich, Secretary
  Menlo Park, California
  June 20, 1997


 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            THE FAILURE GROUP, INC.

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of The Failure Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's auditorium, located at 155 Jefferson Drive, Menlo Park, California 94025, on Wednesday, July 23, 1997, at 9:00 a.m., local time. The Company's principal executive office is located at 149 Commonwealth Drive, Menlo Park, California 94025, and its telephone number at that location is (415) 326-9400.

  The proxy solicitation materials were mailed on or about June 20, 1997, together with the Company's Annual Report for the period ended January 3, 1997, to all stockholders entitled to vote at the meeting.

RECORD DATE

  Only stockholders of record at the close of business on June 9, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, a total of 7,294,422 shares of the Company's common stock, $.001 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Other Information-- Share Ownership by Principal Stockholders and Management." The closing sales price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $5.38 per share.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

  The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Chase Mellon Shareholders Services L.L.C. to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $4,500, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; REQUIRED VOTE

  The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting; however, such votes are not deemed to be "votes cast." Therefore, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast.

  Proposal No. 1, the amendment of the Bylaws, requires for approval the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. In the election of directors, Proposal No. 2, the nine candidates receiving the highest number of affirmative votes will be elected. The affirmative vote of a majority of the votes duly cast is required to approve the amendment to the 1990 Stock Option and Rights Plan, Proposal No. 3, and to ratify the appointment of auditors, Proposal No. 4.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than January 2, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                            AMENDMENT TO THE BYLAWS

GENERAL

  Section 3.02 of Article III of the Company's Bylaws currently provides that the authorized number of directors shall be a minimum of five and a maximum of eight and that such indefinite number of directors may be changed by amending the Company's Certificate of Incorporation or by an amendment to Section 3.02 approved by a majority of the outstanding shares entitled to vote. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Bylaws that would increase the authorized number of directors to nine and eliminate the requirement for stockholder approval to change the authorized number of directors in the future.

  The Board of Directors believes that this proposed Bylaw amendment will enable the Board to take timely advantage of the availability of well-qualified candidates for appointment to the Board, in particular, candidates from outside the company whose skills and experience will benefit the Company. Accordingly, it is proposed that Section 3.02 of Article III of the Bylaws of the Company be amended to read as follows:

  "The authorized number of directors shall be nine (9) members. A majority of the members of directors shall be persons who are not employees of the Corporation. Employees on temporary leave shall not be considered candidates for non-employee director positions. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation."

REQUIRED APPROVAL; RECOMMENDATION OF THE BOARD OF DIRECTORS

  The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the amendment of Section
3.02 of Article III to the Bylaws.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL NO. 2

                             ELECTION OF DIRECTORS

NOMINEES

  A board of nine directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nine nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

  If Proposal No. 1 is not approved by the stockholders, then the three current employee directors plus the five non-employee directors will stand for election.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

                                       POSITIONS HELD OR PRINCIPAL     DIRECTOR
              NAME               AGE            OCCUPATION              SINCE
              ----               ---   ---------------------------     --------
 Michael R. Gaulke.............   51 President and Chief Executive       1994
                                     Officer of the Company
 Roger L. McCarthy, Ph.D.......   48 Chief Technical Officer of the      1989
                                     Company
 Edward J. Keith(1).............. 62 Chairman of the Board of the        1989
                                     Company and Private Investor
 Samuel H. Armacost(1).........   58 General Partner of Weiss, Peck      1989
                                     & Greer, L.L.C.
 Barbara M. Barrett............   46 President and Chief Executive         --
                                     Officer of Triple Creek Guest
                                     Ranch
 Robert Kadlec, Ph.D...........   55 Corporate Vice President of the       --
                                     Company
 Jon R. Katzenbach.............   64 Director of McKinsey & Company        --
 Subbaiah V. Malladi, Ph.D.....   51 Corporate Vice President of the     1995
                                     Company
 George T. Van Gilder(1).......   53 Independent Businessman and         1995
                                     Board Member of Risk Management
                                     Solutions

--------
(1) Member of the Human Resources Committee, Audit Committee and Nominating Committee of the Board of Directors of the Company.

  Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship among any of the directors and executive officers of the Company.

  Michael R. Gaulke joined the Company in September 1992 as Executive Vice President and Chief Financial Officer, became President in March 1993 and was appointed as a member of the Board of Directors of the Company in January 1994. In June of 1996, Mr. Gaulke was named Chief Executive Officer of both the Company and the Company's principal operating subsidiary, Failure Analysis Associates, Inc. ("FaAA"). He has been a member of the Board of Directors of FaAA since September 1993. From November 1988 to September 1992, Mr. Gaulke served as Executive Vice President and Chief Financial Officer at Raynet Corporation, a subsidiary of Raychem Corporation. Prior to joining Raychem, Mr. Gaulke was employed from 1979 to 1988 by Spectra-Physics, Inc., where he was Executive Vice President and Chief Financial Officer. From 1972 to 1979 he was a management consultant with McKinsey & Company, Inc. He received an M.B.A. (1972) from Stanford University Graduate School of Business and a B.S.
(1968) in Electrical Engineering from Oregon

State University. Mr. Gaulke is a member of the Board of Directors of RockShox, Inc. and serves on the Board of Trustees of the Palo Alto Medical Foundation.

  Roger L. McCarthy, Ph.D. was named Chief Technical Officer of the Company and Chairman of the Board of FaAA in June of 1996. Prior to that change he was Chief Executive Officer of both the Company and FaAA. He has been a director of the Company since 1989 and a director of FaAA since 1980, and was Chief Executive Officer of the Company from 1989 to 1996 and Chief Executive Officer of FaAA from 1982 to 1996. Additionally, he was Chairman and President of the Company from 1989 to March 1993, Chairman of FaAA from 1988 to March 1993, and President of FaAA from 1982 to March 1993. He joined the Company in August 1978. Dr. McCarthy received his Ph.D. (1977), Mech.E. (1975) and S.M. (1973) from Massachusetts Institute of Technology and his B.S.E. (1972) in Mechanical Engineering and A.B. in Philosophy (1972) from the University of Michigan. Dr. McCarthy is a Registered Professional Engineer in the states of California and Arizona and a member of the following professional organizations: American Society of Metals; American Society of Mechanical Engineers; Society of Automotive Engineers; American Society for Testing and Materials; Human Factors and Ergonomics Society; National Society of Professional Engineers; American Society of Heating, Refrigeration and Air-Conditioning Engineers; National Fire Protection Association; American Welding Society; National Safety Council; Society for Risk Analysis; and the American Statistical Association.

  Edward J. Keith has been Chairman of the Board of Directors of the Company and FaAA since March 1993 and has been a member of the Board of Directors of the Company since 1989 and a member of the Board of Directors of FaAA since 1987. He has been an advisor to FaAA since 1986. Mr. Keith received his M.S.
(1964) in Earthquake Engineering and his B.S. (1961) from the University of California, Berkeley. Mr. Keith has been a private investor since 1985. He was a co-founder and a past director of Impell Corporation, an engineering services company. Mr. Keith is a licensed civil and structural engineer. From January 1990 until August 1994, Mr. Keith was a director of Inlex, Inc., a company which provides computer hardware, software and services in connection with automation of public and private library systems. In January 1994, Mr. Keith was elected a director of Vectra Technologies, a company providing engineering services and fuel storage to nuclear power plant owners. In June 1995, Mr. Keith was elected as Chairman of the Board of Directors of Vectra Technologies.

  Samuel H. Armacost has been a member of the Board of Directors of the Company since 1989. Mr. Armacost received his M.B.A. (1964) from Stanford University Graduate School of Business and his B.A. (1961) from Denison University. Mr. Armacost has been a Principal of Weiss, Peck & Greer, L.L.C., an investment firm, since September 1990. He was a Managing Director of Merrill Lynch Capital Markets, of Merrill, Lynch, Pierce, Fenner & Smith Incorporated, from 1987 to August 1990, and was President, Director and Chief Executive Officer of BankAmerica Corporation from 1981 to 1986. Mr. Armacost is also a member of the Board of Directors of Chevron Corporation, Scios-Nova Inc., and SRI International.

  Barbara M. Barrett has served as President and Chief Executive Officer of Triple Creek Guest Ranch in Darby, Montana since September 1993 and has served as Chairman of the Board of Directors for the Valley Bank of Arizona since March 1996. Additionally, she has been an International Business and Aviation attorney since 1989. Mrs. Barrett received her J.D. (1978), M.P.A. (1975) and B.S. (1972) from Arizona State University. She serves on the Board of Directors of the New Piper Aircraft Corporation and Ultrasight, Inc. and was appointed by the President of the United States as the Deputy Administrator of the Federal Aviation Administration from 1988 to 1989 and Vice Chairman of the Civil Aeronautics Board from 1983 to 1984. Mrs. Barrett practiced corporate, international and business law from 1976 to 1982. Additionally, some of the distinctions Mrs. Barrett received were: the Inaugural "Hall of Fame" Inductee from Arizona State University College of Liberal Arts and Sciences, 1995; the Distinguished Achievement Award from three Arizona State University Colleges, 1985, 1989 and 1994; and Administrator's Award for distinguished Service from the Federal Aviation Administration in 1989. Currently she is the Executive Committee Chairman for the American Management Association; a Trustee of Thunderbird, The American Graduate School of International Management; the Vice Chairman of the Board of Directors for the Central Arizona Chapter of The American

Red Cross; and Chairman Emerita for the World Trade Center in Arizona. Mrs. Barrett was a Republican candidate for the Governor of Arizona in 1994.

  Robert A. Kadlec, Ph.D., was a consultant with FaAA from 1969 to 1978, before joining FaAA full-time in 1978 as a Managing Engineer. Dr. Kadlec has served as Los Angeles office director since 1982 and a Corporate Vice President from 1986 to the present time. Dr. Kadlec received his Ph.D. (1973) with a minor in Physics and M.S. (1966) in Aeronautics and Astronautics from Stanford University and received his B.S. (1965) in Aeronautics and Engineering Mechanics from the University of Minnesota. Dr. Kadlec is a Registered Professional Engineer in the states of California and Washington. Dr. Kadlec is a member of the following professional organizations: Tau Beta Pi; Sigma Gamma Tau; American Association for the Advancement of Science; American Institute of Aeronautics and Astronautics; American Physical Society; Optical Society of America; National Fire Protection Agency; and Society of Risk Analysis.

  Jon R. Katzenbach attended Brigham Young University and graduated with distinction from Stanford University with a Bachelor of Arts degree in Economics. He obtained his M.B.A. from Harvard University, where he was selected as a prestigious Baker Scholar. Mr. Katzenbach has been with McKinsey & Company since July 1959. During his 38 years with McKinsey & Company, he managed the San Francisco office for five years, and also managed the New York office for five years. Additionally, he served as Chairman of several governance committees and was elected to the Shareholders' Committee of McKinsey & Company in 1972. He served on the committee for nearly 20 years. Since 1985 he has been a senior leader in the firm's organizational practice, and their pursuit of new approaches to organization performance and the management of change in large enterprises. He currently holds the position of Director for McKinsey & Company. Mr. Katzenbach is also the author of several articles and papers encompassing the organizational field and co-authored two books, The Wisdom of Teams: Creating the High Performance Organization and Real Change Leaders: How You Can Create Growth and High Performance at Your Company. His latest book, Teams at the Top: Unleashing the Potential of Both Teams and Individuals Leaders, will be published by Harvard Business School Press in September of 1997.

  Subbaiah V. Malladi, Ph.D., joined FaAA in 1982 as a Senior Engineer, becoming a Senior Vice President in January of 1988 and a Corporate Vice President of FaAA in September of 1993. Dr. Malladi was a member of the Board of Directors of the Company from March 1991 through September 1993, and was re-elected to the Board in April 1996. He received a Ph.D. (1980) in Mechanical Engineering from the California Institute of Technology, M.Tech
(1972) in Mechanical Engineering from the Indian Institute of Technology, B.E.
(1970) in Mechanical Engineering from SRI Venkateswara University, India and B.S. (1966) in Physics, Chemistry and Mathematics from Osmania University, India. Dr. Malladi is a Registered Professional Mechanical Engineer in the State of California, and a member of the following professional organizations:
American Institute of Aeronautics and Astronautics; American Association for the Advancement of Science; Combustion Institute; and National Fire Protection Association.

  George T. Van Gilder received his bachelor's degree from the University of Pennsylvania in 1966, after which he served five years in the United States Navy. He then began his twenty-four year career at Chubb and Son, Inc., a subsidiary of Chubb Insurance, where he was responsible for a wide variety of underwriting functions within the company, including designing and providing coverages for financial institutions, as well as a variety of commercial and personal clients. Mr. Van Gilder attained the position of Chief Underwriting Officer of the company's worldwide property-casualty area before leaving in 1995 to join Risk Management Solutions (RMS) as Chairman of the Board of Directors, a position which he held until April 1997. Mr. Van Gilder remains a member of the Board of Directors of RMS and continues his career as an independent businessman. RMS provides software licensing and consulting to insurance companies, reinsurance companies, lenders and governmental agencies. In addition, since April 1995, Mr. Van Gilder has been a consultant to Morgan Stanley & Co. Incorporated, in the area of the insurance industry. He has published articles on a variety of industry subjects in Best's Review and other publications, and has served on the American Management Association Insurance Council since 1992. Additionally, Mr. Van Gilder was a member of the American Insurance

Association Disaster Task Force and is a frequent speaker before such groups as the Risk and Insurance Management Society (RIMS) and the Society of Chartered Property and Casualty Underwriters (CPCU).

REQUIRED VOTE

  The nine nominees receiving the highest number of affirmative votes duly cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors has three standing committees: an Audit Committee, a Human Resources Committee and a Nominating Committee. In 1996, the three committees were composed of Messrs. Armacost, Keith and Van Gilder, Dr. Alexander D. Cross, and Mr. Elmer W. Johnson.

  The Audit Committee is responsible for (i) reviewing and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls, (ii) reviewing the scope of the independent auditors' activities and their fees, and (iii) maintaining good communications among the Audit Committee, the Company's independent auditors and the Company's management on accounting matters. The Audit Committee held two meetings (including regularly scheduled and special meetings) during 1996.

  The Human Resources Committee, which is responsible for reviewing and making recommendations to the Board of Directors regarding the compensation and employee benefits of the Company's employees, held four regularly scheduled meetings during 1996.

  The Nominating Committee, which is responsible for making recommendations to the Board of Directors regarding nominations for membership on the Board of Directors, held two meetings (including regularly scheduled and special meetings) during 1996. The Nominating Committee will consider nominees recommended by stockholders, provided such recommendations are submitted in writing to the Secretary of the Company.

  The Board of Directors held a total of five meetings (including three regularly scheduled and two special meetings) during 1996. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served, except Dr. McCarthy, who attended 60% of the meetings, and Mr. Johnson who attended 54% of the meetings.

COMPENSATION OF DIRECTORS

  Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, non-employee members of the Board of Directors receive an annual cash retainer of $24,000, attendance fees of $2,000 for each meeting of the Board of Directors, and annual committee membership fees of $5,000 for service on the Human Resources Committee, $5,000 for service on the Audit Committee and $1,000 for service on the Nominating Committee. Furthermore, Ed Keith received an additional retainer of $10,500 for his duties associated with chairmanship of the Board of Directors. Additionally, under the Company's Restricted Stock Plan, each nonemployee director was entitled to receive an annual award of up to $75,000 worth of restricted Common Stock, not to exceed 5,000 shares, which shares vest over a four-year period; however, this plan was terminated by the Board of Directors in June 1996. Board members are reimbursed for their expenses for each meeting attended. Mr. Johnson, Mr. Keith, and Dr. Cross were reimbursed for certain expenses related to travel and incidentals.

                                PROPOSAL NO. 3

        APPROVAL OF AMENDMENT TO THE 1990 STOCK OPTION AND RIGHTS PLAN

GENERAL

  The 1990 Stock Option and Rights Plan (the "1990 Plan") was adopted by the Board of Directors in April 1990 and approved by the stockholders in June 1990. There are currently 1,550,000 shares of Common Stock reserved for issuance under the 1990 Plan. As of June 9, 1997, options to purchase 1,408,324 shares of Common Stock were outstanding under the 1990 Plan and 92,982 shares of Common Stock remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting). The 1990 Plan provides for the granting to employees of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("the Code") and for the granting of nonstatutory stock options and stock appreciation rights to employees, directors and consultants of the Company.

PROPOSAL

  In April 1997, the Board of Directors approved an amendment to the 1990 Plan to increase the number of shares reserved thereunder by an additional 450,000 shares of Common Stock, for an aggregate of 2,000,000 shares reserved for issuance thereunder. At the Annual Meeting, the stockholders are being requested to approve this amendment. The amendment to the 1990 Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

  Affirmative votes constituting a majority of the votes cast will be required to approve and ratify the increase in the shares reserved under the 1990 Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1990 PLAN

  Administration. The 1990 Plan may be administered by the Board or a committee of the Board (the" Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable laws. Subject to the other provisions of the 1990 Plan, the Administrator has the power to determine to whom options and stock appreciation rights will be granted and the terms of each option or stock appreciation right, including the exercise price, the number of shares subject to the option or stock appreciation right and the exercisability thereof. The 1990 Plan is currently administered by the Human Resources Committee of the Board of Directors.

  Eligibility and Termination of Options and Stock Purchase Rights. Pursuant to the 1990 Plan, options and stock appreciation rights may be issued to members of principal management and consultants to the Company and its subsidiaries ("Optionees"). Under the 1990 Plan, incentive stock options that meet the requirements of Section 422 of the Code, as well as nonstatutory stock options, may be granted; incentive stock options may be granted only to employees. The number of options granted to a particular Optionee under the 1990 Plan is determined by a number of factors, including the number of options available under the 1990 Plan and the Optionee's relative experience, qualifications, compensation and level of contribution to the Company and its subsidiaries. An Optionee who has been granted an option or stock appreciation right may, if he or she is otherwise eligible, be granted additional options or stock appreciation rights. The aggregate value of the stock (determined at the time the option is granted) with respect to which an incentive stock option is exercisable for the first time by any employee during any calendar year may not exceed $100,000. With respect to any Optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options and stock appreciation rights under the 1990 Plan may not exceed ten years.

  Terms and Conditions of Options and Stock Appreciation Rights. Each option and stock appreciation right granted under the 1990 Plan is evidenced by a written stock option or stock appreciation right agreement between the Optionee and the Company and is subject to the following terms and conditions:

  (a) Exercise Price. The exercise price of an incentive stock option (and the base price of a stock appreciation right) may not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. The exercise price of a nonstatutory stock option may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market (the "NNM"), the fair market value of a share of Common Stock shall be the last sale on the day the option is granted as reported on the NNM.

  (b) Exercise of the Option or Stock Appreciation Right. Each stock option or stock appreciation right agreement will specify the term of the option and the date when the option or stock appreciation right is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options and stock appreciation rights granted under the 1990 Plan to date generally become exercisable at a rate of 25% for each year the Optionee remains with the Company beyond the date of grant. An option or a stock appreciation right is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased or with respect to which the right is exercised and, in the case of an option, by tendering full payment of the purchase price to the Company. Upon exercise of a stock appreciation right, the holder is entitled to payment of an amount determined by multiplying the difference between the base price per share and the fair market value per share of Common Stock on the date of exercise by the number of shares with respect to which such right is exercised.

  (c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist of cash, shares of Common Stock, a combination thereof, or a promissory note. Payment in shares of Common Stock reduces the cash outlay of an employee required to exercise an option, as well as the amount of cash received by the Company upon exercise of the option.

  (d) Termination of Employment. In the event an Optionee's continuous status as an employee or consultant terminates for any reason (other than upon the Optionee's death or legal incompetence), the Optionee may exercise his or her option or stock appreciation right for a period of time not to exceed three months from the date of such termination and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option or stock appreciation right as set forth in the option or stock appreciation right agreement). However, a change of job status from employee to consultant shall not be considered a termination of employment.

  (e) Death and Legal Incompetence. In the event of an Optionee's death or legal incompetence, the Optionee's estate or a person who acquired the right to exercise the deceased or legally incompetent Optionee's option or stock appreciation right by bequest or inheritance may exercise the option or stock appreciation right, but only within twelve months following the date of death or inception of legal incompetence, and only to the extent that the Optionee was entitled to exercise it at the date of death or inception of legal incompetence (but in no event later than the expiration of the term of such option or stock appreciation right as set forth in the option or stock appreciation right agreement).

  (f) Nontransferability of Options. An option and stock appreciation right is nontransferable by the Optionee, other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee.

  (g) Other Provisions. The stock option or stock appreciation right agreement may contain such other terms, provisions and conditions not inconsistent with the 1990 Plan as may be determined by the Administrator.

  Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, stock dividends, mergers, reorganizations, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in: (i) the number of shares of Common Stock subject to the 1990 Plan, (ii) the number of shares subject to any option outstanding under the 1990 Plan and (iii) the exercise price of any such outstanding option. Corresponding changes shall be made with respect to stock appreciation rights.

  In the event of a statutory merger in which the Company is not the surviving entity and outstanding options and stock appreciation rights under the 1990 Plan are not assumed by the surviving entity, such outstanding options and stock appreciation rights shall become fully exercisable immediately prior to such event, and the Board may in its discretion, by written notice given to the Optionee at least 10 days prior to any such event, provide for termination of any outstanding options and stock appreciation rights that are not exercised prior to such event.

  Amendment and Termination of the 1990 Plan. The Board may at any time modify or terminate the 1990 Plan, as it deems advisable. The Company shall obtain stockholder approval of any amendment to the 1990 Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1990 Plan shall not affect options and stock appreciation rights already granted and such options and stock appreciation rights shall remain in full force and effect as if the 1990 Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. In any event, the 1990 Plan shall terminate in April 2000. Any options and stock appreciation rights outstanding under the 1990 Plan at the time of its termination shall remain outstanding until they expire by their terms.

TAX INFORMATION

  Pursuant to the 1990 Plan, the Company may grant stock appreciation rights or options; options may be either "incentive stock options," as defined in
Section 422 of the Code, or nonstatutory options.

  Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of a stock appreciation right will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the Optionee receives Common Stock upon the exercise of a stock appreciation right, any gain or loss on the sale of such stock will be treated in the same manner as discussed below under "Nonstatutory Stock Options."

  Incentive Stock Options. An Optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the

Optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the Optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the Optionee is also an officer, or 10% Stockholder of the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Nonstatutory Stock Options. All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An Optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the Optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the Optionee, any difference between the sales price and the Optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

  The foregoing is only a summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant and exercise of options or stock appreciation rights under the 1990 Plan, does not purport to be complete, and does not discuss the tax consequences of the Optionee's death or the income tax laws of any municipality, state or foreign country in which an Optionee may reside.

                                PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending January 2, 1998. KPMG Peat Marwick LLP (or its predecessor firm) has audited the Company's financial statements since 1987. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE: RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes cast. In the event that the stockholders do not approve the selection of KPMG Peat Marwick LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 9, 1997 by the following individuals or entities: (a) each director; (b) each of the Named Officers;
(c) all directors and executive officers as a group; and (d) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. A total of 6,814,420 shares of the Company's Common Stock were issued and outstanding as of April 15, 1997.

                   NAME                    NUMBER OF SHARES(1) PERCENT OF TOTAL
                   ----                    ------------------- ----------------
Roger L. McCarthy(2)......................      1,109,919           16.3%
 c/o The Failure Group, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Palo Alto Investors(3)....................        562,300            8.3%
 431 Florence Street, Suite 200
 Palo Alto, CA 943015
Subbaiah V. Malladi(4)....................        489,684            7.0%
 c/o The Failure Group, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
The TCW Group, Inc.(3)....................        449,800            6.6%
 865 South Figueroa Street
 Los Angeles, CA 90017
Dimensional Fund Advisors Inc.(3,13)......        449,300            6.6%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Bernard Ross(5)...........................        400,055            5.9%
 c/o The Failure Group, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Charles A. Rau, Jr. (6)...................        341,871            5.0%
 c/o The Failure Group, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Robert A. Kadlec(7).......................        162,727            2.4%
Michael R. Gaulke(8)......................        153,797            2.2%
Samuel H. Armacost(9).....................         69,960               *
Edward J. Keith(10).......................         66,940               *
Elmer W. Johnson(9).......................         66,210               *
Alexander D. Cross(10)....................         61,885               *
Alexander Kusko(11).......................         17,826               *
All directors and executive officers as a       3,062,535             45%
 group (19 persons)(12)...................

--------
 *Represents less than one percent of the outstanding Common Stock of the Company.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of April 15, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 1,076,779 shares of Common Stock held by Roger L. and Gail E. McCarthy as trustees of a revocable trust established for the benefit of Roger L. and Gail E. McCarthy and 33,140 shares of Common Stock held in trusts for the benefit of the McCarthys' children.
 (3) As indicated on a Form 13G filed with the SEC.
 (4) Includes 201,668 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
 (5) Includes 9,170 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997. The remaining 390,885 shares are held by Bernard and Shelley Ross as trustees of a revocable trust established for the benefit of Bernard and Shelley Ross.
 (6) Includes 7,044 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
 (7) Includes 48,290 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
 (8) Includes 142,499 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
 (9) Includes 24,000 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
(10) Includes 18,000 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
(11) Includes 10,000 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
(12) Includes 576,553 shares of Common Stock subject to options exercisable within sixty days of April 15, 1997.
(13) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 449,300 shares of the Company's Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. service as investment manager. Dimensional disclaims beneficial ownership of all such shares.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

  Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during fiscal 1996, its executive officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, Messrs. Armacost, Cross, Johnson, Keith and Van Gilder (as of June 1996) served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

  No interlocking relationship exists between the Company's Board of Directors or Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                        EXECUTIVE OFFICER COMPENSATION

EXECUTIVE COMPENSATION TABLE

  The following table shows, as to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company (the "Named Officers"), information concerning compensation paid for services to the Company in all capacities for 1996, 1995, and 1994:

                                                      LONG-TERM
                                                     COMPENSATION
                                ANNUAL COMPENSATION     AWARDS
                               --------------------- ------------
                                                      SECURITIES
                                                      UNDERLYING   ALL OTHER
                                     SALARY   BONUS    OPTIONS    COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR   ($)    ($)(1)      (#)         ($)(2)
 ---------------------------   ---- -------- ------- ------------ ------------
Roger L. McCarthy              1996 $493,746 $90,000         0      $18,779
  Chief Technical Officer      1995 $475,010 $90,000         0      $19,182
  and Director of              1994 $450,341 $45,000         0      $18,974
  the Company

Subbaiah V. Malladi            1996 $468,759 $60,000         0      $20,221
  Corporate Vice President     1995 $437,507 $70,000         0      $20,351
  and Director                 1994 $387,541 $50,000    16,000      $19,985
  of the Company

Michael R. Gaulke              1996 $387,504 $50,000    50,000      $17,775
  President, Chief Executive   1995 $338,465 $60,000    25,000      $18,181
  Officer and                  1994 $303,392 $35,000    35,000      $19,784
  Director of the Company

Robert A. Kadlec               1996 $364,993 $60,000         0      $20,431
  Corporate Vice President     1995 $342,503 $50,000         0      $20,294
  of the Company               1994 $303,392 $30,000    43,000      $21,807


Alexander Kusko                1996 $362,550 $20,000         0      $     0
  Corporate Vice President     1995 $368,775 $     0         0      $     0
  of the Company               1994 $378,150 $     0         0      $     0

--------
(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year or period indicated, whether or not such bonus was actually paid during such fiscal year.
(2) Represents contributions to the Company's defined contribution pension plan and insurance premiums, respectively, as follows: R. L. McCarthy, $12,000 and $6,779; S. V. Malladi, $12,000 and $8,221; M. R. Gaulke,
    $12,000 and $5,775; R. A. Kadlec, $12,000 and $8,431.

OPTION GRANTS IN FISCAL 1996

  The following table shows, as to the Named Officers, information concerning stock options granted during the fiscal year ended January 3, 1997.

                                                                        POTENTIAL REALIZABLE
                                                                          VALUE AT ASSUMED
                                       INDIVIDUAL GRANTS                   ANNUAL RATES OF
                         ----------------------------------------------      STOCK PRICE
                                  PERCENT OF TOTAL                          APPRECIATION
                         OPTIONS OPTIONS GRANTED TO EXERCISE             FOR OPTION TERM(3)
                         GRANTED    EMPLOYEES IN     PRICE   EXPIRATION ---------------------
          NAME           (#)(1)    FISCAL YEAR(2)    ($/SH)     DATE      5%($)      10%($)
          ----           ------- ------------------ -------- ---------- ---------- ----------
Roger L. McCarthy.......      0          --             --          --          --         --
Subbaiah V. Malladi.....      0          --             --          --          --         --
Michael R. Gaulke....... 50,000          29%         $5.50    02/23/06    $172,946   $438,279
Robert A. Kadlec........      0          --             --          --          --         --
Alexander Kusko.........      0          --             --          --          --         --

--------
(1) All options in this table were granted under the 1990 Stock Option and Rights Plan and have exercise prices equal to the fair market value on the date of grant. The options generally become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2) In fiscal 1996, the Company granted options to employees to purchase 173,000 shares of common stock.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's Common Stock, on the date Mr. Gaulke was granted options, were to increase at such rates from the price at the time of grant ($5.50) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $8.96 and $14.27, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

  The following table shows, as to the Named Officers, information concerning the number of shares subject to both exercisable and unexercisable stock options as of January 3, 1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of January 3, 1997. The Named Officers did not exercise any options during 1996.

                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                     OPTIONS AT JANUARY 3, 1997          JANUARY 3, 1997(1)
                     ------------------------------   -------------------------
     NAME            EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
     ----            -------------   --------------   ----------- -------------
Roger L. McCarthy                  0               0   $      0      $     0
Subbaiah V. Malladi          201,668           8,000   $114,458      $10,000
Michael R. Gaulke            123,749          86,251   $ 27,343      $63,282
Robert A. Kadlec              48,847          21,500   $ 26,875      $26,875
Alexander Kusko                7,500           2,500   $      0      $     0

--------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on January 3, 1997 (the last trading day of the Period) on the NASDAQ National Market of $6.00 minus the exercise price of the options.

                             CERTAIN TRANSACTIONS

  Elmer W. Johnson, a director of the Company, is a senior partner in the law firm of Kirkland & Ellis. During fiscal 1996, Kirkland & Ellis engaged the Company on a number of projects pursuant to which the Company received an aggregate of $801,464 in revenues. Mr. Johnson was not personally involved in any of such engagements.

  Samuel H. Armacost, a director of the Company, is a partner of Weiss, Peck & Greer, an investment firm. During the period, Weiss, Peck & Greer was engaged by the Company to provide short-term investment services, for which the Company paid Weiss, Peck & Greer an aggregate of $32,100.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
                           OF THE BOARD OF DIRECTORS

  The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the Chief Executive Officer ("CEO"). The Committee is composed of the four nonemployee directors; no executive officers of the Company are included on the Human Resources Committee.

COMPENSATION POLICY

  The compensation of the Company's officers, including the CEO, is based on the profitability of the Company, the individual achievements of the officers, and the competitive environment for such employees. Individual performance assessments are based on both objective and subjective appraisals of contributions to: (1) profitable business development, (2) technical superiority, and (3) the recruitment, development and management of the professional staff required to meet the level of excellence demanded by the Company's clients.

  Performance appraisals were completed by the Performance Evaluation and Resource Allocation Committee ("PERAC"), which is appointed by the Human Resources Committee and is comprised of six of the most senior officers of the Company. PERAC submitted their assessments and compensation recommendations to the Human Resources Committee for final determination and action. Independent assessments of the President and CEO and the Chief Technical Officer continued to be conducted by the Human Resources Committee. In addition, PERAC takes an active role in establishing goals and performance criteria, and in providing feedback to the officers on their realization of those goals.

  Timing of Compensation Changes. The performance reviews of officers and employees are typically completed three months after the close of each fiscal year. Hence, compensation changes based on results of 1996 were completed in the first quarter of 1997.

COMPENSATION VEHICLES

  Salaries. The Company strives to provide base salaries commensurate with comparable executives and private consultants. However, the unique nature of the Company's business makes direct comparisons difficult as many competitors are in private partnerships or sole practitioners. In consideration of their responsibilities for both managing the Company and providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers' salaries are comparable to those earned by executives and consultants of similar background, capability and technical expertise.

  Bonuses. For the year ended 1996, the bonus plan was continued for all exempt employees including highly paid executive officers. Bonuses were tied to the achievement of corporate profitability goals. Funding was provided for all levels at approximately 26% of target. Allocation of individual bonuses at the executive level was based on a review by PERAC of each executive's performance in the areas of financial contribution, quality and leadership. Final bonuses were reviewed and approved by the Human Resources Committee.

  Stock Options. The Human Resources Committee believes stock ownership provides significant opportunity to assure that officers are motivated to maximize stockholder value. The 1996 options were granted at the market price on date of grant and vest over a four-year period to encourage retention of key employees.

  Restricted Stock Options. On June 5, 1996 the Board of Directors terminated the plan whereby each non-employee Board member would receive an annual award of restricted shares. Under this terminated plan, each director was entitled to receive up to 5,000 shares annually.

  Executive Compensation. The performance of the CEO, Michael R. Gaulke, and the CTO, Roger L. McCarthy, during fiscal 1996 were reviewed by the Human Resources Committee. No adustments in base salary were made for either officer. The 1996 performance of all other officers was reviewed and base salary increases were recommended based on an assessment of individual and group performance. All salary adjustments for 1996 performance were implemented effective April 5, 1997.

  On June 5, 1996, the Board of Directors approved the promotion of Michael R. Gaulke. No salary adjustment was given at that time. At the same time, the former CEO, Roger L. McCarthy, became Chief Technical Officer ("CTO"). No effect on compensation was made at that time.

                                          Human Resources Committee

                                          Samuel H. Armacost
                                          Alexander D. Cross
                                          Elmer W. Johnson
                                          Edward J. Keith
                                          George T. Van Gilder

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total stockholder return, calculated on a dividend reinvested basis from the effective date of the initial public offering of the Company's Common Stock (August 17, 1990) through fiscal 1996, with those of the S&P 500 Index and a peer group constructed by the Company (the "Peer Group"). The graph assumes that $100 was invested on August 17, 1990. The Peer Group is composed of Nuclear Support Services, Inc., Analysis & Technology, Inc., Harding Associates, Inc., Gilbert Associates Inc., Dames & Moore and Emcon. Returns for the Peer Group are weighted based on market capitalization at the beginning of each period presented. Note that historic stock price performance is not necessarily indicative of future stock price performance.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG FAILURE GROUP, INC., S&P 500 INDEX AND PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           FAILRE         S&P
(Fiscal Year Covered)        GROUP, INC.    500 INDEX    Peer Group
-------------------          ----------     ---------     ----------
Measurement Pt-  12/91       $100           $100         $100
FYE   12/92                  $ 53.70        $107.61      $ 80.04
FYE   12/93                  $ 38.89        $118.41      $ 76.01
FYE   12/94                  $ 31.48        $120.01      $ 61.04
FYE   12/95                  $ 49.07        $164.95      $ 54.11
FYE   12/96                  $ 45.37        $202.72      $ 63.59

                                 OTHER MATTERS

  The Company knows of no other matters which will be brought before the meeting; however if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          BY THE ORDER OF THE BOARD OF
                                          DIRECTORS

                                          /s/ GAIL E. ALDRICH
                                          Gail E. Aldrich, Secretary

Menlo Park, California
June 20, 1997

                                                                    APPENDIX B
                                                                    ----------

                           THE FAILURE GROUP, INC.
                      1990 STOCK OPTION AND RIGHTS PLAN
                      AS AMENDED THROUGH APRIL 19, 1994

     1.   Purpose.
          -------

          The purpose of the 1990 Stock Option and Rights Plan (the "Plan") is to enable The Failure Group Inc. (the Company") and its subsidiaries (together with the Company, the "Company Group") to retain officers, other key employees, directors and consultants and to provide them with additional incentive to advance the interests of the Company. Options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified options and stock appreciation rights may be granted under the Plan.

     2.   Administration.
          --------------

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") of three or more members of the Board who are selected by the Board, provided that upon the earlier of September 1, 1992 or such time as the Company may elect to be governed by Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act") in the form adopted by the Securities and Exchange Commission on January 10, 1991, the Committee shall consist of two or more members of the Board who have not received, other than pursuant to a formula plan, grants or awards of the Company's securities pursuant to the Plan or any other plan of the Company.

          (b) The Board or the Committee shall have the power, subject to the express provisions of the Plan:

              (1) To determine whether or not to grant options and stock appreciation rights ("rights") under the Plan, the recipients of options and rights, the time of grant of options and rights, and the number of shares covered by each grant.

              (2) To prescribe the terms and provisions (which need not be identical) of each option and right granted.

              (3) To construe and interpret the Plan, options and rights, to establish, amend and revoke rules and regulations for the Plan's administration, and to make all other determinations necessary or advisable for the administration of the Plan.

     3.   Shares Subject to the Plan.
          --------------------------

          Subject to the provisions of Paragraph 8 (relating to adjustment upon changes in the stock), the number of shares of the common stock of the Company (the "Shares") which may be covered by options or rights granted under the Plan shall not exceed in the aggregate 1,550,000. Shares sold pursuant to the exercise of options granted under the Plan may be unissued Shares or reacquired Shares. If any options or rights granted under the Plan shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such options and rights shall be available again for the purposes of the Plan.

     4.   Eligibility.
          -----------

          Options and rights under this Plan may be granted only to officers, employees and directors of the Company Group and consultants who perform services for the Company Group, provided that incentive stock options may be granted only to persons who are employees of the Company Group, and provided further that options may be granted only to such persons as may be considered members of principal management of the Company Group. Persons and entities to whom options to purchase Shares and rights are granted are referred to herein as "Optionees." Subject to the provisions of Sections 3 and 5 of the Plan, there is no limit on the number of options and rights that can be granted to any Optionee.

     5.   Terms of Option Agreements.
          --------------------------

          (a) All Option and Rights Agreements.  Options and rights granted
              --------------------------------
pursuant to the Plan shall be evidenced by agreements specifying the number of Shares covered thereby, in such form as the Board or Committee shall from time to time establish, which agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

              (1) The Board or Committee shall have the power to set the time or times within which each option or right shall be exercisable, and to accelerate the time or times of exercise. Unless the agreement executed by the Optionee expressly otherwise provides, the option or right shall become exercisable on a cumulative basis as to one-fourth of the total number of Shares covered thereby on each of the first, second, third and fourth anniversary dates of the date of grant of the option or right and shall not be exercisable after the expiration of ten years from the date it is granted, provided that incentive stock options granted to a 10% shareholder must be exercised within five years. Any option granted to an officer of the Company shall in no event be exercisable until the elapse of six months from the date of its grant and any option granted to a director of the Company shall in no event be exercisable until the elapse of one year from the date of its grant and shall be exercisable (to the extent otherwise exercisable by its terms) only during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of quarterly and annual summary statements of sales and earnings.

              (2) For all nonqualified stock options, the exercise price shall be not less than 85% of the fair market value of the Shares on the date of grant of the option. Except as stated in paragraph 5(b)(2) below, for all incentive stock options and rights, the exercise price shall not be less than 100% of the fair market value of the Shares on the date of grant of the option. If Shares are not publicly traded on the date of grant of an option, fair market value may be computed by any method the Board or Committee believes in good faith will reflect the fair market value of the Shares on such day. During such time as Shares are publicly traded but not listed upon an established stock exchange, the fair market value per Share shall be the last sale price on the day the option is granted as reported on the National Market System, or, if Shares are not then reported on the National Market System but quotations are reported on the National Association of Securities Dealers Automated Quotations System, the average of the bid and asked prices on the day the option is granted, in either event as such price quotes are listed in The Wall Street Journal, Western Edition (or if not so reported in The Wall Street Journal, any other listing service or publication known to the Board). If Shares are listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the closing price of Shares on the largest such stock exchange upon which Shares are listed on the day the option is granted.

              (3) To the extent that the right to purchase Shares or exercise rights has accrued hereunder, options and rights may be exercised from time to time by written notice to the Company, stating the number of Shares being purchased or the number of rights being exercised and accompanied by the payment in full of the option price for such Shares in the case of the exercise of an option. Such payment shall be made in cash or in Shares or in a combination of cash and Shares, except that the Board in its sole discretion may authorize payment by any Optionee (for all or part of the exercise price) by a promissory note, provided that, in the case of an incentive stock option, the promissory note must be authorized at the time the option is granted. If Shares are used in part or full payment for the Shares to be acquired upon exercise of the option (i) such Shares shall be valued for the purpose of such exchange as of the date of exercise of the option at fair market value in accordance with the provisions of subparagraph (2) above and (ii) in the case of Shares acquired upon exercise of an option, shall have been owned by the Optionee for more than six months on the date of surrender. Any certificates for Shares used to pay the option price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with the signature thereon guaranteed). In the event the certificates tendered by the Optionee in such payment cover more Shares than are required for such payment, the certificates shall also be accompanied by instructions from the Optionee to the Company's transfer agent with regard to disposition of the balance of the Shares covered thereby. If payment by promissory note is authorized, the interest rate, term, repayment schedule and other provisions of such note shall be as specified by the Board. The Board may require that the Optionee pledge Shares to the Company for the purpose of securing the payment of such note, and the Company may hold the certificate(s) representing Shares in order to perfect its security interest.

          In addition to the foregoing and subject to Section 5(a)(7) hereof, an option may be exercised by a securities broker acting on behalf of an Optionee pursuant to authorization instructions approved by the Company, provided that the notice of exercise of such option shall be delivered, and the exercise price of such option shall be paid in full, as specified above.

          Upon exercise of stock appreciation rights, the holder shall be entitled to receive payment of an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per Share specified in the rights from the fair market value per Share on the date of exercise of the stock appreciation rights (as determined in accordance with the provisions of subparagraph (2) above), by (ii) the number of rights being exercised.

          (4) The Company at all times shall keep available the number of Shares required to satisfy options granted under the Plan.

          (5) The Company may require any Optionee, or any Optionee's legal representative, heir, legatee or distributee, as a condition of exercising any option granted hereunder, to give written assurance satisfactory to the Company to the effect that such party is acquiring the Shares subject to the option for the party's own account for investment and not with any present intention of selling or otherwise distributing the same. The Company reserves the right to place a legend on any Share certificate issued pursuant to this Plan to ensure compliance with this paragraph. No Shares shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities law.

          (6) Neither an Optionee nor an Optionee's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to any option unless and until the option in question has been exercised pursuant to the terms thereof.

          (7) Options and rights shall be transferable only by will or by the laws of descent and distribution, and during the lifetime of any Optionee who is an individual the Optionee alone may exercise them.

          (8) Subject to the two possible extensions specified below, an option or right shall terminate and may not be exercised if a "Terminating Event" occurs with respect to the Optionee for that option or right. For purposes of this Plan and for purposes of options and rights granted on or after March 31, 1993 to individuals subject to Section 16 of the Exchange Act ("Section 16 Insiders"), the phrase "Terminating Event" means that the Optionee ceases performing services under one or more of the following circumstances: if the Optionee was an employee of any entity in the Company Group when the option or right was granted or the option or right was granted in consideration of the Optionee becoming an employee and the Optionee thereafter ceases being an employee, both of that entity and all other entities in the Company Group; if the Optionee was a director of any entity in the Company Group but not an employee of any entity in the Company Group when the option or right was granted or the option or right was granted in consideration of the Optionee becoming a director and the Optionee thereafter ceases being a director, both of that entity and all others in the Company Group; or if the Optionee was a consultant performing services for any entity in the Company Group but neither an employee nor a director of any entity in the Company Group when the option or right was granted or the option or right was granted in consideration of the Optionee commencing to perform services as a consultant and the Optionee thereafter ceases to perform services as a consultant, both for that entity and for all other entities in the Company Group; provided, however, that for purposes of options and rights granted on or after March 31, 1993 under this Plan to individuals who are not Section 16 Insiders, the phrase "Terminating Event" means that the Optionee ceases performing services under one or more of the following circumstances: if the Optionee was an employee or consultant of any entity in the Company Group when the option or right was granted or the option or right was granted in consideration of the Optionee becoming an employee or consultant and the Optionee thereafter ceases being either an employee or consultant (provided that, with respect to incentive stock options granted after March 31, 1993, if the Optionee was granted an incentive stock option, such option shall become a nonqualified option if it is not exercised within three months of the date of any change of status from an employee to a consultant), both of that entity and all other entities in the Company Group; if the Optionee was a director of any entity in the Company Group but not an employee of any entity in the Company Group when the option or right was granted or the option or right was granted in consideration of the Optionee becoming a director and the Optionee thereafter ceases being a director, both of that entity and all others in the Company Group. The Board or Committee may use different definitions of "Terminating Event" for specific options or rights if they deem it appropriate. The two possible extensions referenced in the first sentence of this subparagraph are the following:

                         (i) If the Terminating Event occurs for any reason
               other than the Optionee's death or legal incompetence, the Optionee may at any time within not more than three months after such termination exercise the option or right, but only to the extent that it was exercisable by the Optionee on the date of such termination; or

                         (ii) If the Optionee dies or becomes legally
               incompetent, any option or right may be exercised by the Optionee's personal representatives, heirs or legatees at any time within not more than twelve (12) months following the date of death or inception of legal incompetence, but only to the extent such option or right was exercisable by the Optionee on the date of death or inception of legal incompetence.

               (9) In no event may an option or right be exercised by anyone after the expiration of the term of the option established pursuant to subparagraph 5(a)(1) hereof.

               (10) The Company may condition the exercise of any option or right on the receipt by the Company from the Optionee of all amounts of applicable withholding taxes required in connection with such exercise as set forth in Section 10 hereof.

               (11) Each option granted pursuant to this Plan shall specify whether it is a nonqualified or an incentive stock option.

               (12) An option or right granted pursuant to this Plan may have such other terms as the Board in its discretion may deem necessary or appropriate.

          (b)  Incentive Stock Options.  In addition to the terms and conditions
               -----------------------
specified above, incentive stock options granted under this Plan shall be subject to the following terms and conditions:

               (1) To the extent that the aggregate fair market value of (a) the Shares with respect to which options designated as incentive stock options plus
(b) the shares of stock of the Company and any parent and any subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any parent and subsidiary exceeds $100,000, such Options shall be treated as nonqualified stock options. For purposes of the preceding sentence, (a) options shall be taken into account in the order in which they were granted and (b) the fair market value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

               (2) As to individuals otherwise eligible under this Plan who own at the time of the grant of an option more than 10% of the total combined voting power of all classes of stock of the Company and its parent and subsidiary corporations, incentive stock options can be granted under this Plan to any such individual only if at the time such incentive stock option is granted the option price is at least 110% of the fair market value of the Shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

     6.   Compliance with Law.
          -------------------

          Despite anything else herein, options may be granted pursuant to this Plan, and Shares may be issued upon exercise hereof by Optionee, only after there has been compliance with all applicable federal and state securities laws, and all grants and options will be subject to this overriding condition. The Company will not be required to register or qualify Shares with the Securities and Exchange Commission or any state agency, except that the Company will use its best efforts to obtain any required permit from the California Commissioner of Corporations authorizing the original issuance of the Shares.

     7.   Use of Proceeds from Shares.
          ---------------------------

          Proceeds from the sale of Shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     8.   Adjustment Upon Changes in Shares.
          ---------------------------------

          (a) If any change is made in the Shares subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or otherwise), appropriate adjustments shall be made by the Board or Committee in the maximum number of Shares subject to the Plan and the number of Shares and price per Share subject to the outstanding options. Corresponding changes shall be made with respect to stock appreciation rights.

          (b) In the event of a statutory merger in which the Company is not the surviving entity and outstanding options and rights under the Plan are not assumed by the surviving entity, such outstanding options and rights shall become fully exercisable immediately prior to such event, and the Board may in its discretion, by written notice given to the Optionee at least 10 days prior to any such event, provide for termination of any outstanding options and rights that are not exercised prior to such event.

     9.   Rights as an Employee, etc.
          --------------------------

          Nothing in this Plan or in any rights awarded hereunder shall confer upon any employee, director or consultant any right to continue in the employ of or to be engaged by the Company or any entity in the Company Group, or interfere in any way with the right of the Company or any entity in the Company Group to terminate such employment or engagement at any time.

     10.  Withholding Tax.
          ---------------

          At the discretion of the Board or the Committee, Optionees may satisfy withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with an option or right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods:
(a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the option or right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          If the Optionee is a Section 16 Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Board or the Committee and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Board or the Committee;

          (d) if the Optionee is a Section 16 Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     11.  Termination and Amendment of Plan.
          ---------------------------------

          The Board of Directors may at any time terminate this Plan, or make such modifications of the Plan as it shall deem advisable. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     12.  Effective Date of the Plan.
          --------------------------

          The Plan is effective as of April 19, 1990. Any options or rights granted under this Plan must be granted prior to April 19, 2000.

     13.  Indemnification.
          ---------------

          In addition to such other rights of indemnification as they may have as directors, the members of the Board or Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option or right granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                                                                      APPENDIX A
PROXY

                           THE FAILURE GROUP, INC.

                ANNUAL MEETING OF STOCKHOLDERS, JULY 23, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Failure Group, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 20, 1997, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Gail E. Aldrich and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held at the Company's auditorium, located at 155 Jefferson Drive, Menlo Park, California 94025, at 9:00 a.m. local time, on Wednesday, July 23, 1997 and at any adjournment thereof, upon the following matters.


PLEASE MARK
VOTES AS IN      [X]
THIS EXAMPLE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), OR IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. To approve the amendment for the Company's           FOR   AGAINST   ABSTAIN
   Bylaws to increase number of  directors to nine      [ ]     [ ]       [ ]
   and eliminate the requirement of stockholder approval to change the authorized number of directors.



2. Election of all nominees listed below to the          FOR  WITHHELD
   Board of Directors to serve until the next            [ ]     [ ]
   Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any nominees for whom you withhold authority to vote).

Nominees:

   Michael R. Gaulke, Samuel H. Armacost, Barbara
   M. Barrett, Robert A. Kadlec, Jon R. Katzenbach,
   Edward J. Keith, Subbaiah V. Malladi,
   Roger L. McCarthy and George T. Van Gilder.



[ ]_________________________________________________________________________
   FOR ALL NOMINEES EXCEPT AS NOTED ABOVE



3. To approve an amendment to the Company's             FOR   AGAINST   ABSTAIN
   1990 Stock Option and Rights Plan to                 [ ]     [ ]       [ ]
   increase the number of shares of Common
   Stock reserved for issuance thereunder
   by 450,000 shares.

4. To ratify the appointment of KPMG Peat Marwick LLP   FOR   AGAINST   ABSTAIN
   as independent public accountants for the Company    [ ]     [ ]       [ ]
   for the fiscal year ending January 2, 1998.

5. To transact such other business as may properly       FOR   AGAINST   ABSTAIN
   come before the Annual Meeting or any adjournment     [ ]     [ ]       [ ]
   thereof.

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

Signature(s)___________________________________________ Date____________________


Signature(s)___________________________________________ Date____________________